                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
--------------------------------------------------------------------------------

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

                           Filed by the Registrant [X]
                 Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                 [X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials             [ ]  Soliciting Materials Under
[ ]  Confidential, for use of the Commission          Rule 14a-12
     only (as permitted by Rule 14a-6(e)(2))



                           COVER-ALL TECHNOLOGIES INC.
   --------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


       -------------------------------------------------------------------
       (Name of Person(s) Filing Proxy Statement if other than Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     2)   Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     4)   Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     5)   Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)   Amount previously paid:

          ----------------------------------------------------------------------

     2)   Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     3)   Filing Party:

          ----------------------------------------------------------------------

     4)   Date Filed:

          ----------------------------------------------------------------------

                           COVER-ALL TECHNOLOGIES INC.
                               18-01 POLLITT DRIVE
                           FAIR LAWN, NEW JERSEY 07410


JOHN W. ROBLIN
Chairman of the Board of Directors,
President and Chief Executive Officer


                                                                  April 29, 2004

To All Cover-All Stockholders:

     I cordially invite you to attend the annual meeting of stockholders which will be held at the Sheraton Crossroads Hotel, One International Boulevard, Mahwah, New Jersey 07495, on June 17, 2004 at 9:30 a.m., local time.

     The annual election of directors will take place at the meeting. Personal information about the nominee for the Board of Directors as well as information about the functions of the Board of Directors and its committees are contained in the proxy statement.

     Regardless of the number of shares you own or whether you plan to attend, it is important that your shares be represented and voted at the meeting. You are requested to complete, sign, date and mail the accompanying form of proxy in the enclosed envelope provided for that purpose (to which no postage need be affixed if mailed in the United States) whether or not you expect to attend the meeting in person. The proxy is revocable by you at any time prior to its exercise and will not affect your right to vote in person in the event you attend the meeting. The prompt return of the proxy will be of assistance in preparing for the meeting, and your cooperation in this respect will be greatly appreciated.

     Please read the formal notice of the meeting and the proxy statement carefully. For those of you who cannot be present at the meeting, I urge you to participate by completing, signing and returning your proxy in the enclosed envelope. Your vote is important, and the management of Cover-All Technologies Inc. appreciates the cooperation of stockholders in directing proxies to vote at the meeting.

                               Sincerely,



                               JOHN W. ROBLIN
                               CHAIRMAN OF THE BOARD OF DIRECTORS, PRESIDENT AND CHIEF EXECUTIVE OFFICER

                           COVER-ALL TECHNOLOGIES INC.
                               18-01 POLLITT DRIVE
                           FAIR LAWN, NEW JERSEY 07410

                              --------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                              --------------------


TO THE STOCKHOLDERS OF COVER-ALL TECHNOLOGIES INC.:

     The annual meeting of stockholders of Cover-All Technologies Inc., a Delaware corporation, will be held on June 17, 2004 at 9:30 a.m., local time, at the Sheraton Crossroads Hotel, One International Boulevard, Mahwah, New Jersey 07495, to consider and act upon the following:

     1. To elect the class of directors consisting of one director to serve for a term of three years and until his successor shall have been duly elected and qualified;

     2. To ratify the appointment of Moore Stephens, P.C. as our independent auditors for 2004; and

     3. To transact such other business as may properly come before the meeting and any adjournments thereof.

     Stockholders of record at the close of business on April 28, 2004, which is the record date for the meeting, are entitled to receive notice of, and to vote at, the meeting and at any adjournments thereof. We have enclosed a proxy statement for the meeting.

     We cordially invite you to attend the meeting in person. Whether or not you plan to attend the meeting, please complete, sign, date and return the enclosed proxy, which is solicited by our board of directors to ensure that your shares are represented at the meeting. If you attend the meeting, you may revoke your proxies and vote your shares in person.

                                    By Order of the Board of Directors,



                                    ANN F. MASSEY
                                    SECRETARY

Date:  April 29, 2004


--------------------------------------------------------------------------------
IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE MARK, DATE AND SIGN THE ENCLOSED FORM OF PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE.
--------------------------------------------------------------------------------

                                TABLE OF CONTENTS


General Information about the Annual Meeting and Voting........................1

Proposal No. 1 - Election of Directors.........................................3

The Board of Directors and Corporate Governance Principles.....................4

Security Ownership of Certain Beneficial Owners and Management................10

Certain Relationships and Related Transactions................................12

Compliance with Section 16(a) of the Securities Exchange Act of 1934..........12

Equity Compensation Plan Information..........................................13

Compensation of Executive Officers and Directors..............................14

Compensation Committee Report on Executive Compensation.......................16

Performance Graph.............................................................17

Proposal No. 2 - Ratification of Appointment of Independent Auditors..........18

Audit Committee Report........................................................18

Independent Auditor Information...............................................19

Additional Information........................................................20

Exhibit A - Amended and Restated Audit Committee Charter.....................A-1

                           COVER-ALL TECHNOLOGIES INC.

                              --------------------

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                                  JUNE 17, 2004

                              --------------------


             GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

WHY DID I RECEIVE THIS PROXY STATEMENT?

We sent you this proxy statement and the enclosed proxy card because our board of directors (the "Board") is soliciting your proxy to vote at the 2004 Annual Meeting of Stockholders on June 17, 2004. When we ask for your proxy, we must provide you with a proxy statement that contains certain information specified by law. We intend to mail this proxy statement and the enclosed proxy card on or about April 29, 2004 to all stockholders of record entitled to vote at the meeting.

WHO CAN VOTE AT THE MEETING?

Only stockholders of record at the close of business on April 28, 2004 (the "record date") will be entitled to vote at the meeting. On the record date, there were 15,367,968 shares of common stock outstanding and entitled to vote.

     STOCKHOLDER OF RECORD: SHARES REGISTERED IN YOUR NAME. If, on the record date, your shares were registered directly in your name with our transfer agent, Wachovia Bank, N.A., then you are a registered stockholder of record. As a stockholder of record, you may vote in person at the meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to fill out and return the enclosed proxy card.

     BENEFICIAL OWNER: SHARES REGISTERED IN THE NAME OF A BROKER OR BANK. If, on the record date, your shares were held in an account at a brokerage firm, bank or other agent, then you are the beneficial owner of shares held in "street name" and these proxy materials are being forwarded to you by that broker or other agent. The broker holding your account is considered the stockholder of record for purposes of voting at the meeting. Street name holders generally cannot vote their shares directly and must instead instruct the brokerage, bank or other agent how to vote their shares using the method described under "How can I vote my shares?".

WHAT WILL STOCKHOLDERS VOTE ON AT THE MEETING?

Our stockholders will be asked to vote on two proposals:

     Proposal 1 -- Election of Directors

     Proposal 2 -- Ratification of Appointment of Independent Auditors

HOW MANY VOTES ARE REQUIRED TO VOTE TO APPROVE EACH PROPOSAL?

     PROPOSAL 1 -- ELECTION OF DIRECTORS. If a quorum exists, the nominee for director receiving the most votes will be elected. Abstentions, broker non-votes and instructions to withhold authority to vote for one or more of the nominees will result in those nominees receiving fewer votes but will not count as votes against those nominees.

     PROPOSAL 2 -- RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS. The proposed ratification of appointment of our independent auditors will be approved if the votes cast for the proposal exceed those cast against the proposal. Abstentions and broker non-votes are not considered votes cast and will have no effect on the outcome of the vote.

     OTHER PROPOSALS -- As of the date of this proxy statement, our Board does not know of any other matters to be brought before the meeting. However, if any other matters are properly brought before the meeting or any adjournments thereof, the persons appointed by the enclosed form of proxy shall have discretionary authority to vote all such proxies as they shall decide.

WHAT CONSTITUTES A QUORUM?

A majority of the outstanding shares of our common stock entitled to vote at the meeting, present or represented by proxy, constitutes a quorum. Abstentions and broker non-votes will be counted as shares present in determining whether a quorum is present.

WHAT IS A "BROKER NON-VOTE"?

If you hold your shares in street name and do not provide voting instructions to your broker, your shares will not be voted on any proposal on which your broker does not have discretionary authority to vote under the rules of the stock exchange or other organization of which it is a member. In this situation, a "broker non-vote" occurs. Shares that constitute broker non-votes will be counted as present at the meeting for the purpose of determining a quorum.

HOW CAN I VOTE MY SHARES?

You may vote in person at the meeting or by proxy. If you are a registered stockholder, you can vote by proxy by mailing the enclosed proxy card. Please refer to the instructions on your proxy card to vote by proxy. If you hold your shares through a bank or broker, then you may vote by the ways made available by your bank or broker, in which case the bank or broker will include instructions with this proxy statement.

CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?

Yes. You have the right to revoke your proxy at any time before the meeting by providing:

     o written notice to the Secretary of our company and voting in person at the meeting; or

     o a duly executed proxy bearing a later date to the Secretary of our company.

Attendance at the meeting will not, by itself, revoke a previously granted proxy.

WHAT ARE OUR BOARD'S RECOMMENDATIONS?

For the reasons set out in more detail in the proxy statement, our Board recommends that you vote your shares:

     o    FOR the listed director nominee (Proposal 1).

     o FOR the ratification of the appointment of the independent auditors (Proposal 2).


                     PROPOSAL NO. 1 - ELECTION OF DIRECTORS

     There are currently five members of our Board classified into three classes. The three-year term of office of each class expires at the meeting of stockholders in successive years, upon the election and qualification of successor classes. The term of office of one of our directors will expire at the meeting.

     The nominee for the class to be elected at the meeting is G. Russell Cleveland. Mr. Cleveland was named a director in July 2001.

     Our by-laws provide for seven members of our Board. There were two vacancies as of the record date.

     You may not vote any proxies for a greater number of persons than the nominee named. Unless otherwise indicated, all proxies we receive will be voted in favor of the election to our Board of the nominee named above. If the nominee does not remain a candidate for election at the date of the meeting (which contingency is not now contemplated or foreseen by our Board), the solicited proxies may be voted for a substitute nominee selected by our Board. The nominee for director receiving a plurality of the votes cast at the meeting shall be elected. Shares represented by proxy as to which authority to vote for a named nominee is properly "withheld" will not be counted either "for" or "against" in determining a plurality for these nominees.

The name of the nominee for director and certain information about him is set forth below:

     G. RUSSELL CLEVELAND has served as a member of our Board since July 2001. Mr. Cleveland is the President, Chief Executive Officer, sole director and the majority shareholder of Renaissance Capital Group, Inc. He is also the President, Chief Executive Officer and director of Renaissance Capital Growth & Income Fund III, Inc. Renaissance Capital Group, Inc. is the investment manager of Renaissance US Growth Investment Trust PLC, an investment trust listed on the London Stock Exchange, and the investment adviser to Renaissance Capital Growth & Income Fund III, Inc. and BFS US Special Opportunities Trust PLC, an investment trust listed on the London Stock Exchange. Mr. Cleveland is a Chartered Financial Analyst with more than 35 years of experience as a specialist in investments in smaller capitalization companies. A graduate of the Wharton School of Business, Mr. Cleveland has served as President of the Dallas Association of Investment Analysts. Mr. Cleveland serves on the boards of directors of Renaissance US Growth Investment Trust PLC, BFS US Special Opportunities Trust PLC, Renaissance Capital Growth & Income Fund III, Inc., CaminoSoft Corp., Tutogen Medical, Inc., Integrated Security Systems, Inc. and Digital Recorders, Inc. See "CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS."

                   THE BOARD RECOMMENDS A VOTE FOR PROPOSAL 1.

           THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE PRINCIPLES

COMPOSITION AND MEETINGS OF OUR BOARD

     The following table sets forth the members of our Board and the nominee for director and the their ages, their current positions and the expiration dates of their terms as directors:


      NAME                                    AGE          POSITION                   TERM AS DIRECTOR EXPIRES
      ----                                    ---          --------                   ------------------------
John W. Roblin.............................    59    President, Chief Executive                 2006
                                                     Officer and Chairman of the
                                                     Board of Directors
G. Russell Cleveland*......................    65    Director                                   2004
Earl Gallegos..............................    46    Director                                   2005
Mark D. Johnston...........................    47    Director                                   2005
Robert A. Marshall.........................    63    Director                                   2006

-----------------

* Term of class expires at the meeting. Director indicated is a nominee for re-election.

     Our Board held seven meetings during 2003. None of our directors attended fewer than 75% of the seven meetings of our Board and committees on which any of them served in 2003.

     Board members are expected to attend the annual meeting of stockholders, which is held in conjunction with one of our Board's regularly scheduled meetings. Accordingly, all members of our Board are generally present for the annual meeting of stockholders. All members of our Board at the time of our 2003 annual meeting of stockholders attended that meeting.

The names of our current directors and certain information about them are set forth below.

     JOHN W. ROBLIN has served as our President and Chief Executive Officer since December 1999 and as a director since March 2000. He was named Chairman of the Board in February 2001. Prior to joining our company, Mr. Roblin was Chief Information Officer and Senior Vice President for CIGNA Property and Casualty, positions he held since 1998. From 1994 until 1998, he was Chief Information Officer and Senior Vice President for Advanta Corporation. Prior to 1994, he was the Chief Information Officer at Chubb & Son, USF&G and Traveler's Personal Lines Division. See "CERTAIN RELATIONSHIPS AND TRANSACTIONS."

     G. RUSSELL CLEVELAND has served as a member of our Board since July 2001. Mr. Cleveland is the President, Chief Executive Officer, sole director and the majority shareholder of Renaissance Capital Group, Inc. He is also the President, Chief Executive Officer and director of Renaissance Capital Growth & Income Fund III, Inc. Renaissance Capital Group, Inc. is the investment manager of Renaissance US Growth Investment Trust PLC, an investment trust listed on the London Stock Exchange, and the investment adviser to Renaissance Capital Growth & Income Fund III, Inc. and BFS US Special Opportunities Trust PLC, an investment trust listed on the London Stock Exchange. Mr. Cleveland is a Chartered Financial Analyst with more than 35 years of experience as a specialist in investments in smaller capitalization companies. A graduate of the Wharton School of Business, Mr. Cleveland has served as President of the Dallas Association of Investment Analysts. Mr. Cleveland serves on the boards of directors of Renaissance US Growth Investment Trust PLC, BFS US Special Opportunities Trust PLC, Renaissance Capital Growth & Income Fund III, Inc., CaminoSoft Corp., Tutogen Medical, Inc., Integrated Security Systems, Inc. and Digital Recorders, Inc. See "CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS."

     EARL GALLEGOS has served as a member of our Board since March 1997. In July 1994, Mr. Gallegos founded his own consulting firm, Earl Gallegos Management, LLC, in which he performs management consulting within the insurance and software industries. He is Chief Executive Officer and a director of PracticeOne Company (formerly Westland Medical, Inc.), a privately held information technology professional services firm. Mr. Gallegos also serves as a director of Zytalis, Inc., a privately held information technology professional services firm. Mr. Gallegos has also served as a director of the following companies:
Bridium, Inc., a privately held technology firm, from July 1998 to August 2003; eGovNet, Inc., a privately held government technology services firm, from September 2002 to September 2003; and Fidelity National Information Solutions, a publicly held company listed on Nasdaq specializing in providing technology solutions within the real estate market, from September 1997 to September 2003.

     MARK D. JOHNSTON has served as a member of our Board since 1996. Mr. Johnston served as our Chairman of our Board from November 1999 until February 2001 and served as our Interim Chief Financial Officer from March 2000 to February 2001. Mr. Johnston also served as our Chief Financial Officer on an interim basis from March 1997 until January 1998. Mr. Johnston is an executive director of Software Investments Limited (SIL), Vault Management Limited and Care Corporation Limited (Care), all of which are British Virgin Islands corporations. Mr. Johnston was named to our Board pursuant to the terms of a Stock Purchase Agreement, dated as of March 31, 1996, among our company, SIL and Care.

     ROBERT A. MARSHALL has served as a member of our Board since April 2001. Mr. Marshall was President and Chief Operating Officer of Arcadia Financial, Ltd. from 1999 to 2000. From 1997 to 1998, he was an independent consultant to various companies within the financial services industry. From 1988 to 1997, Mr. Marshall was employed by Advanta Corporation where he held various senior management positions such as President of the Credit Card Division, President of Advanta National Bank and Corporate Executive Vice President.

CODE OF ETHICS AND BUSINESS CONDUCT

     We are committed to conduct business honestly and in accordance with the highest ethical standards and have adopted a formal Code of Ethics and Business Conduct to enhance our effectiveness. The Code of Ethics and Business Conduct applies to all of our employees, including our principal executive officer and principal financial officer. A copy of the Code of Ethics and Business Conduct is available on our website (www.cover-all.com). Stockholders may also request a free copy of the Code of Ethics and Business Conduct by writing to Cover-All Technologies Inc., Attn.: Secretary, 18-01 Pollitt Drive, Fair Lawn, New Jersey 07410. Please note that information on our website is not incorporated by reference in this proxy statement.

     If we make any substantive amendments to the Code of Ethics and Business Conduct or grant any waiver, including any implicit waiver, from a provision of the Code of Ethics and Business Conduct to our principal executive officer or our principal financial officer, we will disclose the nature of such amendment or waiver on our website or in a report on Form 8-K to be filed with the Securities and Exchange Commission (the "SEC").

ROLE OF THE BOARD'S COMMITTEES

     The standing committees of our Board are the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee.

     AUDIT COMMITTEE. During 2003, our Audit Committee was composed of two directors, Messrs. Gallegos and Marshall, each of whom is independent within the meaning of SEC regulations and the Nasdaq listing standards. Each member of the Audit Committee meets the Nasdaq financial literacy requirements. Our Board interprets "financial literacy" to mean the ability to read and understand fundamental financial statements, including balance sheets, income statements and cash flow statements. In 2003, the Audit Committee met five times.

     The Audit Committee, along with our Board, has determined that Mr. Gallegos is an "audit committee financial expert" as defined under Item 401(h) of Regulation S-K adopted by the SEC. Our Board based this decision the following qualifications:

     o current service as chief executive officer of a privately held information company, overseeing and/or assessing the performance of the company with respect to the preparation, auditing or evaluation of the company's financial statements; and

     o    membership on various other audit committees.

     The Audit Committee operates under a written charter that was recently amended. As set forth in the written charter, the Audit Committee's principal functions are to assist our Board in its oversight responsibilities with respect to:

     o the annual financial information to be provided to stockholders and the SEC;

     o the establishment and monitoring of procedures to improve the quality and reliability of the disclosure of our financial condition and results of operations;

     o the appointment, compensation and retention of our independent auditors and the work performed by the independent auditors; and

     o    the internal audit functions.

     In addition, the Audit Committee provides an avenue for communication between the independent auditors, financial management and our Board. The Audit Committee also has sole authority to engage, appoint, evaluate, compensate and replace the independent auditors, and it reviews and approves in advance all audit, audit related and non-audit services performed by the independent auditors (to the extent those services may be provided under applicable law). The Audit Committee meets with management regularly to consider the adequacy of our internal controls and financial reporting process and the reliability of our financial reports to the public.

     A copy of the current Audit Committee Charter is attached to this proxy statement as Exhibit A and is available on our website (www.cover-all.com). Stockholders may request a free copy of the Audit Committee Charter by writing to Cover-All Technologies Inc., Attn.: Secretary, 18-01 Pollitt Drive, Fair Lawn, New Jersey 07410. Please note that information on our website is not incorporated by reference in this proxy statement.

     COMPENSATION COMMITTEE. The Compensation Committee has three members, Messrs. Roblin, Johnston and Marshall. The Compensation Committee's principal function is to review current and proposed employment arrangements with existing and prospective senior employees. The Compensation Committee also prepares an annual report on executive compensation for inclusion in our proxy statement. The Compensation Committee met three times in 2003.

     NOMINATING AND CORPORATE GOVERNANCE COMMITTEE. In April 2004, our Board established the Nominating and Corporate Governance Committee (the "Nominating Committee"). The Nominating Committee has three members, Messrs. Cleveland, Gallegos and Marshall. Messrs. Gallegos and Marshall are independent in accordance with Nasdaq listing standards; Mr. Cleveland is not independent under such standards.

     The Nominating Committee is responsible for developing and implementing policies and practices relating to corporate governance, including reviewing and monitoring the implementation of our Code of Ethics and Business Conduct. In addition, the Nominating Committee develops and reviews background information on candidates for our Board and makes recommendations to our Board regarding such candidates. The Nominating Committee also supervises our Board's annual review of director independence and our Board's self-evaluation of its performance.

     A copy of the charter for the Nominating Committee is available on our website (www.cover-all.com). Stockholders may request a free copy of the charter for the Nominating Committee by writing to Cover-All Technologies Inc., Attn.:
Secretary, 18-01 Pollitt Drive, Fair Lawn, New Jersey 07410. Please note that information on our website is not incorporated by reference in this proxy statement.

SELECTION OF BOARD NOMINEES

     The Nominating Committee considers candidates for Board membership suggested by its members, other Board members, stockholders and management. The Nominating Committee may also retain a third-party executive search firm to identify candidates. The Nominating Committee and our Board will consider stockholder recommendations for director nominees that are properly received in accordance with our bylaws, our "Director Nomination Policy" and the applicable rules and regulations of the SEC.

     Under the terms of our Director Nomination Policy, the Nominating Committee and our Board will consider director nominations from a stockholder who is entitled to vote in the election of directors. Stockholders may nominate one or more persons for election as director at an annual or special meeting of stockholders by written notice of their intent to make such nomination or nominations either by personal delivery or by mail to the Secretary of our company not later than:

     o with respect to an election to be held at an annual meeting of stockholders, ninety days prior to the anniversary date of the immediately preceding annual meeting, and

     o with respect to an election to be held at a special meeting of stockholders for the election of directors, the close of business on the tenth day following the date on which notice of such meeting is first given to stockholders.

     If stockholders wish to nominate persons for election as directors at the 2005 Annual Meeting of Stockholders, we must receive notice of this matter on or before March 19, 2005. After that date, the proposal will be considered untimely. The presiding officer of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the procedure provided in our Director Nomination Policy.

     Additional detail regarding the selection of our Board nominees can be found in the Director Nomination Policy which is available on our website (www.cover-all.com). Please note that information on our website is not incorporated by reference in this proxy statement.

DESIRED QUALIFICATIONS, QUALITIES AND SKILLS

     Director nominees should be individuals of high integrity who have a solid record of accomplishment in their chosen fields and who possess the qualifications, qualities and skills to best serve our interests and our stockholders' interests. Candidates will be selected for their ability to exercise good judgment and to provide practical insights and diverse perspectives.

     To be recommended by the Nominating Committee for election to our Board, a director nominee must demonstrate the qualities and capabilities determined important by the Nominating Committee. As set forth in our Director Nomination Policy, the Nominating Committee considers the following qualifications, at a minimum, to be required of any director nominee:

     o    the highest professional and personal ethics and integrity;
     o a generally recognized position of leadership in the director nominee's field of endeavor;
     o ability to provide insights and practical wisdom based on his/her experience and expertise;
     o    commitment to enhancing stockholder value;
     o    sufficient time to effectively carry out his or her duties; and
     o    compliance with legal and regulatory requirements.

     Other than the foregoing, there are no stated minimum criteria for director nominees, although the Nominating Committee may also consider such other factors as it may deem are in our and our stockholders' best interests.

     Additional detail regarding the desired qualifications, qualities and skills of director nominees can be found in the Director Nomination Policy which is available on our website (www.cover-all.com). Please note that information on our website is not incorporated by reference in this proxy statement.

CONTACTING THE BOARD

     Under our "Policy for Stockholder Communications with Directors" the Nominating Committee and our Board have established a procedure that enables our stockholders to communicate in writing with members of our Board or to any individual director or group of directors. Any stockholder may send correspondence to our Board, or to any individual director or group of directors, by e-mail to sholders@cover-all.com or by mail to Cover-All Technologies Inc., Attn.: Secretary, 18-01 Pollitt Drive, Fair Lawn, New Jersey 07410.

     The Secretary of our company will be responsible for the first review and logging of this correspondence and has been instructed by our Board to promptly forward all appropriate communications to the intended recipient indicated thereon. The Secretary will maintain a record of the originals of each communication received and provide copies to our Board or any individual director or group of directors, as appropriate, unless it is a type of correspondence which the Nominating Committee has identified as correspondence which may be retained in our files and not sent to our directors.

     Under the Policy for Stockholder Communications with Directors, the Nominating Committee authorized the Secretary to retain and not send to our directors communications: (a) that are commercial, advertising or promotional in nature (offering goods or services); (b) that solely relate to such matters such as warranty and product issues; or (c) that clearly are unrelated to our business, industry, management or board matters or director responsibilities. These types of communications will be logged and filed but not circulated to our directors. Except as set forth in this paragraph, the Secretary will not screen which communications will be sent to our directors.

     The log of stockholder correspondence will be available to members of the Nominating Committee for inspection. At least once each year, the Secretary will provide to the Nominating Committee a summary of the communications received from stockholders, including the communications not sent to our directors in accordance with screening procedures approved by the Nominating Committee.

     Communications from an employee or agent will be considered stockholders communications under the Policy for Stockholder Communications with Directors only if made solely in his or her capacity as a stockholder. Communications from our directors or officers shall not be considered stockholder communications.

     Additional detail regarding stockholder communications to our Board can be found in the Policy for Stockholder Communications with Directors which is available on our website (www.cover-all.com). Please note that information on our website is not incorporated by reference in this proxy statement.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table contains information as of March 31, 2004 as to the number of shares of our common stock beneficially owned by (i) each person we know to own beneficially more than 5% of our common stock, (ii) each person who is a director or who is a nominee to be a director, (iii) the executive officers for whom information is included in the Summary Compensation Table, and (iv) all persons as a group who are directors and executive officers and as to the percentage of outstanding shares held by these persons on that date.


NAME AND ADDRESS                                           AMOUNT BENEFICIALLY OWNED (1)       PERCENT OF CLASS (2)
--------------------------------------------------------  ------------------------------      ---------------------
BFS US Special Opportunities Trust PLC                           3,670,000 (3)                             19.4%
  c/o Renaissance Capital Group, Inc.
  8080 N. Central Expressway
  Suite 210, LB-59
  Dallas, Texas 75206

Renaissance US Growth Investment Trust PLC                       3,670,000 (4)                             19.4%
  c/o Renaissance Capital Group, Inc.
  8080 N. Central Expressway
  Suite 210, LB-59
  Dallas, Texas 75206

Atlantic Employers Insurance Company                             1,238,273                                  8.1%
  1601 Chestnut Street, TL44D
  Philadelphia, PA 19101

John W. Roblin                                                   1,400,476 (5)                              8.5%

G. Russell Cleveland                                                40,200 (6)                              *

Earl Gallegos                                                      504,450 (7)                              3.2%

Mark D. Johnston                                                 3,212,414 (8)                             19.8%

Robert A. Marshall                                                  48,450 (6)                              *

Maryanne Z. Gallagher                                              224,195 (9)                              1.4%

Ann F. Massey                                                       63,350 (6)                              *

Frank R. Orzell                                                    100,000 (6)                              *

All current directors and executive officers as a
  group (8 persons)                                             12,933,535 (10)                            50.8%

---------------
* Less than one percent.

(1) Includes shares obtainable upon exercise of options or warrants or conversion of convertible debentures within sixty (60) days of the date as of which beneficial ownership is determined, pursuant to Rule 13d-3 under the Securities Exchange Act of 1934.

(2) Based upon 15,355,468 total outstanding shares of common stock on March 31, 2004, plus shares of common stock that may be acquired by the person or group indicated pursuant to any options or warrants exercisable or debentures convertible within sixty (60) days.

(3) Based upon information contained in its report on Schedule 13D filed with the SEC on February 3, 2003, BFS US Special Opportunities Trust PLC beneficially owns 2,333,333 shares of common stock receivable upon conversion our 8% convertible debentures due 2008, 50,000 shares of common stock issuable upon the exercise of our warrants, 1,166,667 shares of common stock receivable upon the conversion of the 8% convertible debentures due 2009 and 120,000 shares of common stock it purchased in the open market. BFS US Special Opportunities Trust PLC reported that it has sole voting power and sole dispositive power with respect to 3,670,000 shares.

(4) Based upon information contained in its report on Schedule 13D filed with the SEC on February 3, 2003, Renaissance US Growth Investment Trust PLC (formerly known as Renaissance US Growth & Income Trust PLC) beneficially owns 2,333,333 shares of common stock receivable upon conversion our 8% convertible debentures due 2008, 50,000 shares of common stock issuable upon the exercise of our warrants, 1,166,667 shares of common stock receivable upon the conversion of the 8% convertible debentures due 2009 and 120,000 shares of common stock it purchased in the open market. Renaissance US Growth Investment Trust PLC reported that it has sole voting power and sole dispositive power with respect to 3,670,000 shares.

(5) Represents 185,000 shares of common stock, 875,000 shares of common stock that may be acquired pursuant to the exercise of outstanding stock options, 333,333 shares of common stock receivable upon conversion of our 8% convertible debentures due 2008 and 7,143 shares of common stock issuable upon the exercise of our warrants. See "CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS."

(6) Represents shares of common stock that may be acquired pursuant to the exercise of outstanding stock options.

(7) Represents 18,000 shares of common stock and 486,450 shares of common stock that may be acquired pursuant to the exercise of outstanding stock options.

(8) Mr. Johnston owns an aggregate of 3,212,414 shares of common stock as follows: Software Investments Ltd. (of which Mr. Johnston is the sole stockholder) beneficially owns 1,688,964 shares of common stock; Vault Management Ltd. (of which Mr. Johnston is the sole stockholder) beneficially owns 1,280,000 shares of common stock, including 640,000 shares of common stock that may be acquired pursuant to the exercise of outstanding warrants; and Mr. Johnston individually beneficially owns 243,450 shares of common stock that may be acquired pursuant to the exercise of outstanding stock options.

(9) Represents 49,195 shares of common stock and 175,000 shares of common stock that may be acquired pursuant to the exercise of outstanding stock options.

(10) Includes 2,779,043 shares of common stock that may be acquired pursuant to the exercise of outstanding stock options and warrants and 7,333,333 shares of common stock receivable upon conversion of our 8% convertible debentures due 2008 and 2009.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In 2001 and 2002, we completed two rounds of debt financing through the sale of 8% convertible debentures due 2008 with an aggregate principal amount of $1,800,000 ("2008 Debentures") and 8% convertible debentures due 2009 with an aggregate principal amount of $700,000 ("2009 Debentures"), respectively, to investors headed by Renaissance US Growth Investment Trust PLC, BFS US Special Opportunities Trust PLC and certain other private investors which included John
W. Roblin, our Chairman of the Board, President and Chief Executive Officer. Renaissance Capital Group, Inc. is the investment manager of Renaissance US Growth Investment Trust PLC and BFS US Special Opportunities Trust PLC. Both investment trusts are listed on the London Stock Exchange. Mr. Russell Cleveland is the President, Chief Executive Officer, sole director and the majority shareholder of Renaissance Capital Group, Inc. Mr. Cleveland was named one of our directors in 2001 after the consummation of the sale of the 2008 Debentures.

     In March 2002, the holders of the 2008 Debentures agreed to an amendment of the loan agreements pursuant to which one of the financial covenants was amended for the quarters ending March 31, June 30 and September 30, 2002. As consideration for such amendments, we issued to such holders an aggregate of 128,572 warrants to purchase such number of shares of our common stock at an exercise price of $0.22 per share. The warrants expire in 2007.

     The 2008 Debentures mature on July 1, 2008 and the 2009 Debentures mature on September 1, 2009, unless the debentures are earlier redeemed by us or the holder upon the occurrence of certain events specified in the debentures or converted into shares of our common stock at the holder's option at a conversion price of $0.30 per share, subject to adjustment. We may redeem the debentures for cash at 101% of the principal amount, together with accrued and unpaid interest through the redemption date, upon the occurrence of certain events specified in the debentures. If the 2008 Debentures and the 2009 Debentures are not sooner redeemed or converted, we will be required to pay, commencing on July 1, 2004 and July 1, 2005, respectively, monthly principal installments in the amount of ten dollars ($10) per thousand dollars ($1,000) of the then remaining principal amount of such debentures, and at maturity we will be required to pay the remaining unpaid principal amount.

     We pay the holder interest on the unpaid principal amount of the debentures monthly at the rate of 8% per annum. We made $200,000 of interest payments on the debentures during 2003, and we expect to make interest payments of approximately $198,000 during 2004.



                      COMPLIANCE WITH SECTION 16(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, executive officers and persons who beneficially own more than 10% of our common stock to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock. Such persons are required to furnish us with copies of all Section 16(a) reports that they file. We believe that during 2003, our executive officers, directors and holders of more than 10% of our common stock complied with all Section 16(a) filing requirements. In making these statements, we have relied upon a review of reports on Forms 3, 4 and 5 furnished to us during, or with respect to, 2003.

                      EQUITY COMPENSATION PLAN INFORMATION

     The following table sets forth, as of December 31, 2003, information related to our equity compensation plans. All options to acquire our equity securities are exercisable for or represent the right to purchase our common stock.

                                                                                          NUMBER OF SECURITIES
                                                                                          REMAINING FOR FUTURE
                              NUMBER OF SECURITIES TO          WEIGHTED-AVERAGE           ISSUANCE UNDER EQUITY
                              BE ISSUED UPON EXERCISE         EXERCISE PRICE OF            COMPENSATION PLANS
                              OF OUTSTANDING OPTIONS,        OUTSTANDING OPTIONS,        (EXCLUDING SECURITIES
PLAN CATEGORY                   WARRANTS AND RIGHTS          WARRANTS AND RIGHTS        REFLECTED IN COLUMN (a))
-------------                   -------------------          -------------------        ------------------------
                                        (a)                         (b)                           (c)
Equity compensation plans
approved by security
holders (1)............              2,903,750                     $0.75                       2,618,025

Equity compensation plans
not approved by security
holders................                 ---                         ---                           ---

---------------
(1) Includes our current 1995 Employee Stock Option Plan, as amended, our 1994 Stock Option Plan for Independent Directors and our 1994 Non-Qualified Stock Option Plan for Consultants.

                COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

EXECUTIVE COMPENSATION

     SUMMARY COMPENSATION TABLE

     The following table summarizes all compensation earned or paid to our chief executive officer and each of our other executive officers whose total annual salary and bonus exceeded $100,000 for services rendered in all capacities to us in 2003, 2002 and 2001.


                                                                                         LONG TERM COMPENSATION
                                                    ANNUAL COMPENSATION                          AWARDS
                                         ---------------------------------------     --------------------------------
                                                                                        RESTRICTED      SECURITIES
         NAME AND                                                   OTHER ANNUAL          STOCK         UNDERLYING
    PRINCIPAL POSITION         YEAR        SALARY       BONUS       COMPENSATION         AWARD(S)         OPTIONS
    ------------------         ----        ------       -----       ------------         --------         -------
John W. Roblin                 2003      $291,595           ---      $11,820 (1)           ---            300,000
  Chairman of the Board of     2002      $267,210      $134,175      $11,820 (1)           ---                ---
  Directors, President and     2001      $253,980           ---       $8,290 (1)           ---            500,000
  Chief Executive Officer

Maryanne Z. Gallagher          2003      $181,731           ---          ---               ---            175,000
  Chief Operating Officer      2002      $176,148       $44,471          ---               ---             50,000
                               2001      $169,808           ---          ---               ---             75,000

Frank R. Orzell (2)            2003      $145,385           ---          ---               ---                ---
  Senior Vice President        2002      $159,866           ---          ---               ---                ---
                               2001      $121,154           ---      $52,308 (3)           ---            100,000

Ann F. Massey                  2003      $114,231           ---          ---               ---             15,000
  Chief Financial Officer      2002      $110,000           ---          ---               ---              5,000
                               2001      $108,096           ---          ---               ---             50,000

--------------------
(1)  Represents an automobile allowance.
(2)  Mr. Orzell commenced employment with us on April 9, 2001.
(3) Represents amounts payable to Mr. Orzell in consideration of Mr. Orzell's consulting services from February 26, 2001 to April 6, 2001 and compensation to Mr. Orzell for reimbursement of moving expenses.

     2003 OPTION GRANTS

     The following table sets forth certain information with respect to stock options granted during 2003 to our executive officers listed in the Summary Compensation Table. The table also discloses the gain or "spread" that would be realized if the options granted were exercised on the expiration date assuming our stock price had appreciated by the percentage levels indicated annually from the market price on the date of grant.

                                                INDIVIDUAL GRANTS
                            ------------------------------------------------------
                                                                                     POTENTIAL REALIZABLE VALUE
                             NUMBER OF     PERCENT OF                                AT ASSUMED ANNUAL RATES OF
                             SECURITIES  TOTAL OPTIONS                                STOCK PRICE APPRECIATION
                             UNDERLYING    GRANTED TO     EXERCISE                         FOR OPTION TERM
                              OPTIONS     EMPLOYEES IN     PRICE       EXPIRATION    ---------------------------
           NAME               GRANTED     FISCAL YEAR      ($/SH)         DATE            5%             10%
--------------------------  ------------ --------------  ----------   ------------   ------------   ------------
John W. Roblin                300,000        35.6%          .53         12/22/08         43,920        97,080
Maryanne Z. Gallagher          75,000         8.9%          .60          3/23/08         12,435        27,473
Maryanne Z. Gallagher         100,000        11.9%          .53         12/22/08         14,640        32,360
Ann F. Massey                   5,000         0.6%          .60          3/23/08            829         1,832
Ann F. Massey                  10,000         1.2%          .53         12/22/08          1,464         3,236

     2003 OPTION EXERCISES AND YEAR-END OPTION VALUES

     The following table sets forth outstanding stock options held by our executive officers listed in the Summary Compensation Table at December 31, 2003.

                              SHARES                                                           VALUE OF UNEXERCISED IN-THE-
                             ACQUIRED                   NUMBER OF SECURITIES UNDERLYING          MONEY OPTIONS AT FISCAL
                                ON        VALUE      UNEXERCISED OPTIONS AT FISCAL YEAR END            YEAR-END (1)
                             EXERCISE    REALIZED    --------------------------------------    ----------------------------
           NAME                 (#)        ($)           EXERCISABLE       UNEXERCISABLE       EXERCISABLE    UNEXERCISABLE
--------------------------  ---------- ------------      -----------       -------------       -----------    -------------
John W. Roblin                  ---        ---             875,000            300,000            $93,100           ---
Maryanne Z. Gallagher           ---        ---             133,500            166,500            $25,210        $4,290
Frank R. Orzell                 ---        ---             100,000                ---            $22,000           ---
Ann F. Massey                   ---        ---              60,050             14,950            $11,871          $429

---------------
(1) Based upon the fair market value of $.53 of our common stock on December 31, 2003 reported on the OTC Bulletin Board.

EMPLOYMENT AGREEMENTS OF EXECUTIVE OFFICERS

     On December 31, 2003, we entered into an employment agreement with John Roblin, our Chairman of the Board, President and Chief Executive Officer. The agreement is for a three year term and provides for Mr. Roblin to receive a base salary of $300,000 per year plus a performance based bonus. Upon the commencement of his employment under the agreement, we granted Mr. Roblin five-year options to purchase 300,000 shares of our common stock, granted at a price per share equal to the fair market value of such share as of the date of grant, which will vest as to 150,000 shares on January 1, 2005 and as to 150,000 shares on January 1, 2006, all in accordance with and subject to the terms and conditions set forth in a stock option agreement by and between Mr. Roblin and us entered into concurrently with the employment agreement. The 2003 employment agreement replaced the employment agreement we entered into with Mr. Roblin on January 25, 2001.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During 2003, the Compensation Committee consisted of Messrs. Roblin, Marshall and Johnston. Mr. Roblin has served as our President and Chief Executive Officer since December 1999. Mr. Johnston served as our Interim Chief Financial Officer from March 2000 to February 2001. Mr. Johnston also served as our Chief Financial Officer on an interim basis from March 1997 until January 1998. During 2003, no member of the Compensation Committee had a relationship with any other company that requires disclosure as a "compensation committee interlock."

COMPENSATION OF DIRECTORS

     In 2003, our outside directors received no compensation for their services as directors.

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Board of Directors of the Company maintains a Compensation Committee comprised of three directors of the Company. The principal functions of the Compensation Committee are to review current and proposed employment arrangements with existing and prospective senior employees as well as to periodically review compensation and other benefits paid to or provided for the Company's management.

     GENERAL COMPENSATION POLICY

     The Compensation Committee developed a compensation evaluation program that requires management to set goals at the beginning of each fiscal year for increasing income before taxes from the previous year in order to evaluate management's performance. Salary increases for each fiscal year have been based upon the Company attaining the earnings performance targets for the preceding fiscal year, unusual achievements and cost of living. Bonuses, if any, are divided among the executive group after evaluation of each individual's performance, in consultation with senior management. Option grants are similarly based. In 2003, no bonuses were paid to any of the Company's employees.

     CHIEF EXECUTIVE OFFICER COMPENSATION FOR 2003

     John W. Roblin has served as the Company's President and Chief Executive Officer since December 1999 and as a director since March 2000. In 2003, Mr. Roblin was paid a base salary of $291,595. The Compensation Committee determined Mr. Roblin's 2003 base salary based upon the terms of his employment agreement and the factors discussed above relating to executive compensation in general. Mr. Roblin does not participate in the Compensation Committee's decisions regarding his compensation. His compensation is separately evaluated by Messrs. Marshall and Johnston and the remaining members of the Board of Directors, who take into consideration overall Company performance in attaining established targets for income before taxes and developing and achieving short term and long term goals for our business.

                                      Mark D. Johnston
                                      Robert A. Marshall
                                      John W. Roblin
                                      (Members of the Compensation Committee)

                                PERFORMANCE GRAPH

     The graph below compares the cumulative total stockholder returns (including reinvestment of dividends) from the period from December 31, 1998 through December 31, 2003 on an investment of $100 in (i) our common stock, (ii) the Russell 2000 Index (an index of small capitalization companies) and (iii) an index of peer companies that we have selected. You should be aware that historical results are not necessarily indicative of future performance.





                               [PERFORMANCE GRAPH]






                                    COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN AMONG COVER-ALL TECHNOLOGIES INC.,
                                                        THE RUSSELL 2000 INDEX AND A PEER GROUP
                                   -----------------------------------------------------------------------------------

                                       12/31/98      12/31/99      12/31/00      12/31/01      12/31/02      12/31/03
                                       --------      --------      --------      --------      --------      --------
Cover-All Technologies Inc.......       $100.00        $65.58        $13.38        $13.64        $24.13        $27.80
Russell 2000 Index...............       $100.00       $121.26       $117.59       $120.52        $95.83       $141.11
Peer Group (1)...................       $100.00       $148.60        $85.57        $70.21        $49.77        $65.59

------------------
(1) The peer group consists of Computer Sciences Corporation, ebix.com Inc., Pegasystems Inc. and TenFold Corp.

      PROPOSAL NO. 2 - RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     Our Board, on the recommendation of the Audit Committee, has appointed Moore Stephens, P.C. as our independent auditors for 2004, and urges you to vote for ratification of Moore Stephens, P.C.'s appointment. Moore Stephens, P.C. has served as our independent auditors since August 1997.

                   THE BOARD RECOMMENDS A VOTE FOR PROPOSAL 2.


                             AUDIT COMMITTEE REPORT

     The Board of Directors of the Company maintains an Audit Committee comprised of two directors of the Company, each of whom is independent, as that term is used under the applicable rules and regulations of the Securities and Exchange Commission (the "SEC") and Nasdaq. The Audit Committee acts pursuant to a recently amended written charter adopted by the Board of Directors. The Audit Committee, along with the Board of Directors, has determined that Mr. Gallegos, a member of the Audit Committee, qualifies as an "audit committee financial expert" as defined under Item 401(h) of Regulation S-K adopted by the SEC. The Audit Committee believe that the Audit Committee's current member composition satisfies the requirements of the Sarbanes-Oxley Act of 2002 and the recently enacted rules of the SEC.

     The Audit Committee assists the Board of Directors in fulfilling its oversight responsibilities with respect to (i) the annual financial information to be provided to stockholders and the SEC; (ii) the establishment and monitoring of procedures to improve the quality and reliability of the disclosure of the Company's financial condition and results of operations; (iii) the appointment, compensation and retention of the Company's independent auditors and the work performed by the independent auditors; and (iv) the internal audit functions.

     The Audit Committee schedules its meetings with a view to devoting appropriate attention to all of its tasks. The Audit Committee meetings include, whenever appropriate, sessions with the Company's independent auditors without the presence of the Company's management.

     Each year, the Audit Committee recommends to the Board of Directors of the Company the selection of the Company's independent auditors. The independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements according to generally accepted auditing standards and for issuing a report based on this audit. The Audit Committee monitors and oversees these processes.

     The Audit Committee has met and held discussions with management and Moore Stephens, P.C., the Company's independent auditors. The Company's management represented to the Audit Committee that the Company's consolidated financial statements were prepared according to generally accepted accounting principles. The Audit Committee has reviewed and discussed the consolidated financial statements with the Company's management and the independent auditors.

     The Audit Committee discussed with Moore Stephens, P.C. the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). These matters included a discussion of Moore Stephens, P.C.'s judgments about the quality (not just the acceptability) of the Company's accounting principles as applied to financial reporting. Moore Stephens, P.C. also provided the Audit Committee with the written disclosures and letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with Moore Stephens, P.C. that firm's independence, including a review of both auditor and non-auditor fees and considered the compatibility of non-audit services with the auditors independence.

     Based upon the Audit Committee's discussion with management and the independent auditors and the Audit Committee's review of the representations of management and the disclosures by the independent auditors to the Audit Committee, the Audit Committee recommended to the Board of Directors that the Company's audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2003 for filing with SEC.

                                          Earl Gallegos
                                          Robert A. Marshall
                                          (members of the Audit Committee)



                         INDEPENDENT AUDITOR INFORMATION

     Our Audit Committee has selected Moore Stephens, P.C., Cranford, New Jersey, as the principal independent auditors for 2004. A representative of Moore Stephens, P.C. is expected to be present at the meeting and to be available to respond to appropriate questions. This representative will also be given an opportunity to make a statement at the meeting if the representative desires.

FEES

     The following table sets forth the fees paid for professional services rendered by Moore Stephens, P.C. for the audit of our consolidated financial statements, audit-related services, tax services and all other services in 2003 and 2002.


            FEE CATEGORY                   2003                2002
            ------------                   ----                ----

            Audit Fees (1)                $93,000            $99,500

            Audit-Related Fees (2)            ---                ---

            Tax Fees (3)                  $27,715            $17,295

            All Other Fees (4)             $3,827             $2,648
                                           ------             ------

            TOTAL FEES                   $124,542            $119,443

-------------------------------------------
(1) For professional services rendered in connection with the audit of our financial statements for the years ended December 31, 2003 and 2002 and the reviews of the financial statements included in each of our quarterly reports on Form 10-Q during 2003 and 2002.

(2) In each of the last two fiscal years, we were not billed for any assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and which were not reported under Audit Fees above.

(3) For professional services rendered for tax compliance, tax advice, tax return preparation and tax planning in for 2003 and 2002.

(4) For other services rendered for 2003 and 2002, including attendance at board and stockholder meetings and review of our proxy statement relating to our annual stockholders meetings, that are not covered under the above disclosures.

POLICY ON PRE-APPROVAL BY AUDIT COMMITTEE OF SERVICES PERFORMED BY INDEPENDENT AUDITORS

     The policy of the Audit Committee is to pre-approve all audit and permissible non-audit services to be performed by the independent auditors during the fiscal year.

SARBANES OXLEY ACT OF 2002

     None of the fees billed by Moore Stephens, P.C. for services rendered in 2003 are for services prohibited under the Sarbanes-Oxley Act of 2002.



                             ADDITIONAL INFORMATION

ANNUAL REPORT

     All stockholders of record as of April 28, 2004 have or are currently being sent a copy of our Annual Report for the fiscal year ended December 31, 2003, which contains our audited financial statements and complies with all of the disclosure requirements of our 2003 Annual Report on Form 10-K as filed with the SEC. The Annual Report is deemed to be part of the material for the solicitation of proxies. If you have not received a copy of the Annual Report, you may request a copy of the Annual Report by writing to the Cover-All Technologies Inc., Attn: Secretary, 18-01 Pollitt Drive, Fair Lawn, New Jersey 07410.

SUBMISSION OF STOCKHOLDER PROPOSALS

     If you intend to present a proposal at the 2005 annual meeting of stockholders and seek to have the proposal included in our proxy statement relating to that meeting, you may do so by following the procedures in SEC Rule 14a-8. To be eligible for inclusion, your proposal must be received no later than December 30, 2004. Proposals should be sent to Cover-All Technologies Inc.,
Attn.: Secretary, 18-01 Pollitt Drive, Fair Lawn, New Jersey 07410. Any proposal not delivered as described above will be considered untimely and we will not be required to present it at the 2005 annual meeting of stockholders.

PROXY SOLICITATION COSTS

     We will bear all of the costs of solicitation of proxies. In addition to solicitation of proxies by use of the mails, our directors, officers and employees may solicit the return of proxies by telephone, telegram or personal interview. These persons will not receive additional compensation for this solicitation.

     Please return proxies promptly. We urge you to fill in, date, sign and return the proxy immediately. You need not affix any postage if you mail your proxy in the enclosed envelope in the United States.

                                   By Order of the Board of Directors


                                   ANN F. MASSEY
                                   Secretary


Date:  April 29, 2004

                                                                       Exhibit A

                           COVER-ALL TECHNOLOGIES INC.

                  AMENDED AND RESTATED AUDIT COMMITTEE CHARTER

                            (ADOPTED APRIL 26, 2004)


     The Audit Committee (the "Committee") of the Board of Directors (the "Board") of Cover-All Technologies Inc., a Delaware corporation (the "Corporation"), will have the oversight responsibility, authority and duties described in this Charter.

     PURPOSE

     The primary purpose of the Committee is to assist the Board in fulfilling its oversight responsibilities with respect to (i) the annual financial information to be provided to stockholders and the Securities and Exchange Commission (the "SEC"); (ii) the establishment and monitoring of procedures to improve the quality and reliability of the disclosure of the Corporation's financial condition and results of operations; (iii) the appointment, compensation and retention of the Corporation's independent public accountants (the "Independent Auditors") and the work performed by the Independent Auditors; and (iv) the internal audit functions.

     The Committee shall also prepare the report required by the rules and regulations adopted by the SEC (the "SEC Rules") to be included in the Corporation's annual proxy statement.

     In addition, the Committee provides an avenue for communication between the Independent Auditors, the Corporation's management and the Board.

     COMPOSITION AND QUALIFICATIONS OF MEMBERS

     The Board shall appoint at least two (2) directors of the Corporation to constitute the Audit Committee, each of whom which shall serve at the pleasure of the Board.

     Each member of the Committee shall meet the independence requirements established by applicable laws or regulations, including SEC Rules and any rules or regulations of any market or exchange on which the Corporation's securities may from time to time be listed or qualified for trading. Additionally, each Audit Committee member shall be able to read and understand fundamental financial statements, including a company's balance sheet, income statement and cash flow statement, at the time of his or her appointment to the Committee.

     Committee members shall be barred from accepting any consulting, advisory or other compensatory fee from the Corporation (or any "affiliate," as defined under the SEC Rules, of the Corporation) other than in the member's capacity as a member of the Board or any Board committee. In addition, no member of the Committee may be an "affiliate," as defined under the SEC Rules, of the Corporation.

     The Board shall endeavor to appoint at least one member of the Committee who shall have such accounting and/or financial expertise so as to qualify such individual as an "audit committee financial expert" as defined under Item 401(h) of Regulation S-K adopted by the SEC.

     The Board shall have the power at any time to change the membership of the Committee and to fill vacancies in it, subject to satisfying the standards outlined above.

     MEETINGS

     The Committee shall meet as often as it determines, but not less frequently than quarterly. The Committee may meet via telephone conference calls or take action in writing executed by all the members.

     The Committee shall keep written minutes of its meetings, which shall be recorded or filed with the books and records of the Corporation. Any member of the Board shall be provided with copies of such Committee minutes if requested.

     In addition to such meetings of the Committee as may be required to perform the functions described under "Duties and Powers" below, the Committee shall meet at least annually with the chief financial officer of the Corporation and the Independent Auditors to discuss any matters that the Committee or any of these persons or firms believes should be discussed. The Committee may, at its discretion, meet in executive session with or without the presence of the Independent Auditors or the Corporation's officers.

     DUTIES AND POWERS

     The following shall be the principal recurring functions of the Committee in carrying out its oversight responsibilities. The functions are set forth as a guide with the understanding that the Committee may supplement them as appropriate.


     Financial Statement and Disclosure Matters
     ------------------------------------------

     1. Receive and review from management and the Independent Auditors a timely analysis of significant financial reporting issues and practices.

     2. Review and discuss with management and the Independent Auditors the Corporation's annual audited financial statements, including disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations" and recommend to the Board whether the audited financial statements should be included in the Corporation's Annual Report on Form 10-K.

     3. Discuss with the Independent Auditors the matters required to be discussed by Statement on Auditing Standards No. 61, COMMUNICATIONS WITH COMMITTEES, as amended.

     4.   Meet with management and/or the Independent Auditors to:

          (a)  review the annual audit plans of the Independent Auditors;

          (b)  discuss the annual consolidated financial statements;

          (c) discuss any significant matters arising from any audit or report or communication relating to the consolidated financial statements;

          (d) discuss with management and the Independent Auditors the effect of recent accounting initiatives as well as any off-balance sheet structures on the Corporation's financial statements.

          (e) discuss significant proposed or contemplated changes to the Corporation's accounting principles, policies, controls, procedures, practices and auditing plans; and

          (f) inquire about significant risks and exposures, if any, and the steps taken to monitor and minimize such risks.


     Reporting and Recommendations
     -----------------------------

     1. Determine, based on the reviews and discussions noted above, whether to recommend to the Board that the audited financial statements be included in the Corporation's Annual Report on Form 10-K for filing with the SEC.

     2. Review the quarterly financial statements with management and the Independent Auditors prior to the filing of the Corporation's Quarterly Report on Form 10-Q (or prior to the press release of results, if possible) to determine that the Independent Auditors do not take exception to the disclosure and content of the financial statements, and discuss any other matters required to be communicated to the Committee for purposes of this review.

     3. Prepare any report the SEC requires the Corporation publish in its annual proxy statement, including but not limited to a report of the Committee placed in the Corporation's proxy statement for its annual meeting of stockholders, disclosing whether (a) the Committee has reviewed and discussed with management and the Independent Auditors, as well as discussed within the Committee (without management or the Independent Auditors present), the financial statements and the quality of accounting principles and significant judgments affecting the financial statements; (b) the Committee discussed with the Independent Auditors their independence; and (c) based upon the Committee's review and discussions with management and the Independent Auditors, the Committee had recommended to the Board that the Corporation include the audited financials in its Annual Report on Form 10-K.

     4. Include a copy of this Charter in the annual report to stockholders or the proxy statement at least triennially or the year after any significant amendment to the Charter.


     Independent Auditors
     --------------------

     1. Be directly responsible for the appointment, compensation, retention and oversight of the work of the Independent Auditors. The Independent Auditors shall report directly to the Committee.

     2. Resolve disagreements between management and the Independent Auditors regarding financial reporting for the purpose of the Independent Auditors preparing or issuing an audit report or related work.

     3. Approve, in advance, any audit and any permissible non-audit engagement or relationship between the Corporation and the Independent Auditors.

     4. Review and evaluate the lead partner of the Independent Auditors' team and ensure the rotation of the audit partner as required by SEC Rules.

     5. Present its conclusions with respect to the Independent Auditors to the full Board.

     6. Review and discuss a report from the Independent Auditors periodically, but not less than annually, as to (i) critical accounting policies and practices to be used; (ii) all alternative disclosures and treatments of financial information within generally accepted accounting principles ("GAAP") that have been discussed with management, the ramifications of the use of such alternative disclosures and treatments, and the disclosures and treatments preferred by the Independent Auditors; and (iii) other material written communications between the Independent Auditors and management, including management letters and schedules of unadjusted differences.

     7. Set clear hiring policies for employees or former employees of the Independent Auditors.

     Internal Audit Function
     -----------------------

     1. Review the internal audit function's responsibilities, budget and staffing.

     2. Review the significant reports to management prepared by the internal auditors and management's responses.

     3. Oversee the internal auditors' work (including resolution of disagreements between management and the internal auditors regarding financial reporting).

     4. Consult with the internal auditors, out of the presence of management, concerning internal controls, the fullness and accuracy of the Corporation's financial statements, and management integrity.


     RESOURCES AND AUTHORITY

     The Committee, in discharging its oversight role, is empowered to study or investigate any matter of interest or concern that it deems appropriate. The Committee shall have the authority to retain outside legal, accounting or other advisors for this or any other purpose, including the authority to approve the fees payable to such advisors and any other terms of retention.

     Although the Committee has the powers and responsibilities this Charter establishes, the Committee has no duty to:

          (a) plan or conduct audits. The Independent Auditors are responsible for planning and conducting audits.

          (a) determine that the Corporation's financial statements are accurate, complete or produced according to GAAP. The Corporation's management has this responsibility.

     ANNUAL REVIEW

     The Committee shall review, on at least an annual basis, this Charter and the scope of the responsibilities of this Committee. Any proposed changes, where indicated, shall be referred to the Board for appropriate action.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                           COVER-ALL TECHNOLOGIES INC.


     The undersigned, a stockholder of COVER-ALL TECHNOLOGIES INC., a Delaware corporation (the "Company"), does hereby appoint John W. Roblin and Ann F. Massey and each of them as Proxies with full power of substitution in each of them, in the name, place and stead of the undersigned, to vote at the Annual Meeting of Stockholders of the Company to be held at the Sheraton Crossroads Hotel, One International Boulevard, Mahwah, New Jersey 07495, on Thursday, June 17, 2004 at 9:30 a.m., local time, and at any adjournments thereof, all of the shares of the Company's Common Stock that the undersigned would be entitled to vote if personally present.

     The undersigned hereby instructs said proxies or their substitutes:

1. To elect a class of directors consisting of one director to serve for a term of three years and until his successor shall have been duly elected and qualified:

                           NOMINEE: Russell Cleveland

     |_| Vote FOR the nominee listed    |_| WITHHOLD AUTHORITY to vote for the
         above                               nominee listed above

     INSTRUCTION: To withhold authority to vote for the individual nominee, write that nominee's name in the space provided:


2. The ratification of the appointment of Moore Stephens, P.C. as independent accountants for the fiscal year ending December 31, 2004.

     |_| Vote FOR the ratification of   |_| WITHHOLD AUTHORITY to vote for
         the appointment of Moore           ratification of the appointment of
         Stephens, P.C., as                 Moore Stephens, P.C., as independent
         independent accountants for        accountants 2004
         2004


3. DISCRETIONARY AUTHORITY: To vote with discretionary authority with respect to all other matters which may properly come before the Annual Meeting or any adjournments thereof.




                                   (continued, and to be signed on reverse side)

                           (continued from other side)

     THIS PROXY WILL BE VOTED AS SPECIFIED EXCEPT THAT IF NO INSTRUCTIONS ARE INDICATED, IT WILL BE VOTED "FOR" PROPOSAL 1 AND PROPOSAL 2.



                              Please sign exactly as your name appears hereon. If stock is held jointly, signature should include both names. Administrators, Trustees, Guardians and others signing in a representative capacity, please give your full titles.


                             Dated:_______________________________________, 2004


                            ______________________________________________(L.S.)


                            ______________________________________________(L.S.)
                                               Signature(s)


Please Sign, Date and Return the Proxy Card Promptly Using the Enclosed
Envelope.


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